UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2021

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices)

(415) 375-3176

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously announced, on August 1, 2021 (Pacific Daylight Time) / August 2, 2021 (Australian Eastern Standard Time), Square, Inc. (“Square”), Lanai (AU) 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Square (“Lanai”), and Afterpay Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Afterpay”), entered into a Scheme Implementation Deed (the “Deed”) pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Square will acquire (indirectly through Lanai) all Afterpay ordinary shares pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (the “Scheme” and such acquisition, the “Transaction”).

The respective obligations of Afterpay and Square to consummate the Transaction are subject to the satisfaction or waiver of a number of customary conditions, including certain regulatory approvals for which Square provides the following updates.

As of the date of this report:

•	The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired.

•

Afterpay has received confirmation from the Australian Taxation Office (the “ATO”) that the ATO is prepared to issue a class ruling confirming that qualifying Australian resident Afterpay shareholders who hold their shares on capital account will be eligible for scrip-for-scrip rollover relief.

•

Lanai has received from the New Zealand Overseas Investment Office (the “OIO”) all consents required under the Overseas Investment Act 2005 (NZ) and the Overseas Investment Regulations 2005 (NZ) for the implementation of the Scheme.

•

The Federal Treasurer of Australia has provided notice under Australia’s Foreign Acquisitions and Takeovers Act 1975 (Cth) that there is no objection to the Scheme. As part of its review, Australia’s Foreign Investment Review Board had sought the views of other Australian government agencies, including the Australian Competition and Consumer Commission.

•

Square has received written authorization for the indirect transfer of the Spanish subsidiaries of Afterpay (Clearpay, S.A.U. and Clearpay Technology, S.L.U.) pursuant to the Transaction from the Spanish Council of Ministers (Consejo de Ministros) in relation to the application of Article 7 bis of Act 19/2003, 4 July (“on the legal framework of capital movements and foreign economic transactions and on certain measures to prevent money laundering”).

As a result, all conditions to the Transaction related to regulatory approvals other than the condition related to the prior non-opposition of the Bank of Spain have been satisfied or waived. Afterpay and Square are confident that the Bank of Spain condition will ultimately be satisfied. Although the statutory deadline for Square’s application for the prior non-opposition of the Bank of Spain is currently February 21, 2022, at present Square expects that the non-opposition will be received in mid-January 2022.

Afterpay announced today that, because the condition related to the prior non-opposition of the Bank of Spain remains outstanding, Afterpay will postpone the meeting of its shareholders to consider and vote upon a resolution to approve the Transaction (the “Scheme Meeting”) which had been scheduled for December 6, 2021. Afterpay and Square are considering options to proceed with a Scheme Meeting before the end of 2021, notwithstanding the fact that the condition related to the prior non-opposition of the Bank of Spain will not likely be satisfied prior to that time. If Afterpay and Square determine that this is not possible, it is likely the Scheme Meeting will be delayed until the new year.

Afterpay intends to open the Scheme Meeting on December 6, 2021 and immediately adjourn it to a time and date to be determined. Afterpay will notify its shareholders of the details of the adjourned Scheme Meeting, the date of the hearing of the New South Wales Supreme Court (the “Court”) to approve the Scheme (the “Second Court Date”) and the revised implementation timetable as soon as they have been confirmed. Afterpay also intends to approach the Court for orders in connection with the adjourned Scheme Meeting and Second Court Date and approving further materials for dispatch to Afterpay shareholders outlining the new Scheme Meeting details.

Square continues to expect the closing of the Transaction to occur in the first quarter of calendar year 2022.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this current report include, among others, statements regarding the expected timing for the satisfaction of the closing condition related to the non-opposition of the Bank of Spain, the expected timing for the meeting of Afterpay shareholders to approve the pending transaction and the expected timing for the closing of the pending transaction.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals (including approval by Afterpay shareholders) relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions (including the condition related to the non-opposition to the pending transaction by the Bank of Spain); and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021	SQUARE, INC.

	By:	/s/ Sivan Whiteley
		Name:	Sivan Whiteley
		Title:	General Counsel and Corporate Secretary